SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2024
Accounting Policies [Abstract]
Basis of presentation

(a) Basis of presentation

The accompanying consolidated financial statements have been prepared in accordance with U.S. GAAP to reflect the financial position and results of operations of the Company.

Significant accounting policies followed by the Company in the preparation of its accompanying consolidated financial statements are summarized below.

Emerging Growth Company Status

The Company is an “emerging growth company” as defined in Section 2(a) of the Securities Act of 1933, as amended, (“Securities Act”), as modified by the Jumpstart our Business Startups Act of 2012, (“JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Principles of consolidation

(b) Principles of consolidation

The accompanying consolidated financial statements include the financial statements of Chijet Motor and its subsidiaries. A subsidiary is an entity in which Chijet Motor, directly or indirectly, controls more than one half of the voting power (a) to appoint or remove the majority of the members of the board of directors (“Board”), (b) to cast majority of votes at the meeting of the Board or to govern the financial and operating policies of the investee under a statute or agreement among the shareholders or equity holders.

The financial statements of subsidiaries are included in the consolidated financial statements from the date that control commences until the date that control ceases. All inter-company transactions and balances between Chijet Motor and its subsidiaries have been eliminated in consolidation.

Use of estimates

(c) Use of estimates

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and related disclosures of contingent assets and liabilities at the balance sheet date, and the reported amounts of revenues and expenses during the reporting period in the consolidated financial statements and accompanying notes. Significant accounting estimates reflected in the Company’s consolidated financial statements primarily include, but are not limited to, the determination of performance obligations, the determination of warranty cost, lower of cost and net realizable value of inventory, assessment for impairment of long-lived assets and intangible assets, recoverability of receivables as well as valuation of deferred tax assets, and other contingencies.

Management bases the estimates on historical experience and on various other assumptions that are believed to be reasonable, the results of which form the basis for making judgments about the carrying values of assets and liabilities. Actual results could differ from these estimates.

Functional currency and foreign currency translation

(d) Functional currency and foreign currency translation

The Company’s reporting currency is the United States dollar (“US$”). The functional currency of the Company and its subsidiaries which is incorporated in places other than Chinese Mainland is the United States dollar. The functional currencies of the other subsidiaries are the RMB, the legal currency of Mainland China. The determination of the functional currency is based on the criteria set out by Accounting Standards Codification (“ASC”) 830, Foreign Currency Matters.

Transactions denominated in foreign currencies other than the functional currency are translated into the functional currency using the exchange rates prevailing at the transaction dates. Monetary assets and liabilities denominated in foreign currencies are translated into functional currency using the applicable exchange rates at the balance sheet date. Non-monetary items that are measured in terms of historical cost in foreign currency are measured using the exchange rates at the dates of the initial transactions. Exchange gains or losses arising from foreign currency transactions are included in the consolidated statements of comprehensive loss.

The financial statements of the Company’s subsidiaries whose functional currency is not the US$ are translated from their respective functional currency into US$. Assets and liabilities denominated in foreign currencies are translated into US$ at the exchange rates at the balance sheet date. Equity accounts other than earnings generated in current period are translated into US$ at the appropriate historical rates. Income and expense items are translated into US$ using the periodic average exchange rates. The resulting foreign currency translation adjustments are recorded in other comprehensive income or loss in the consolidated statements of comprehensive loss, and the accumulated currency translation adjustments are presented as a component of accumulated other comprehensive income or loss in the consolidated statements of changes in shareholders’ deficit.

Fair value of financial instruments

(e) Fair value of financial instruments

Fair value is the price we would receive to sell an asset or pay to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required or permitted to be either recorded or disclosed at fair value, the Company considers the principal or most advantageous market in which it would transact, and it also considers assumptions that market participants would use when pricing the asset or liability.

The Company applies a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. This guidance specifies a hierarchy of valuation techniques, which is based on whether the inputs into the valuation technique are observable or unobservable. The hierarchy is as follows:

Level I — Valuation techniques in which all significant inputs are unadjusted quoted prices from active markets for assets or liabilities that are identical to the assets or liabilities being measured.

Level II — Valuation techniques in which significant inputs include quoted prices from active markets for assets or liabilities that are similar to the assets or liabilities being measured and/or quoted prices for assets or liabilities that are identical or similar to the assets or liabilities being measured from markets that are not active. Also, model-derived valuations in which all significant inputs and significant value drivers are observable in active markets are Level II valuation techniques.

Level III — Valuation techniques in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are valuation technique inputs that reflect the Company’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.

The fair value guidance describes three main approaches to measure the fair value of assets and liabilities: (1) market approach; (2) income approach and (3) cost approach. The market approach uses prices and other relevant information generated from market transactions involving identical or comparable assets or liabilities. The income approach uses valuation techniques to convert future amounts to a single present value amount. The measurement is based on the value indicated by current market expectations about those future amounts. The cost approach is based on the amount that would currently be required to replace an asset.

When available, the Company uses quoted market prices to determine the fair value of an asset or liability. If quoted market prices are not available, the Company will measure fair value using valuation techniques that use, when possible, current market-based or independently sourced market parameters, such as interest rates and currency rates.

Financial assets and liabilities of the Company primarily consist of cash and cash equivalents, restricted cash, accounts and notes receivable, amounts due from related parties, accounts and notes payable, loans attributable to related parties, promissory note payable, accruals and other current liabilities, long-term payables. As of December 31, 2024 and December 31, 2023, the carrying values of these financial instruments approximated their respective fair values.

Cash and cash equivalents

(f) Cash and cash equivalents

Cash and cash equivalents primarily consist of cash and demand deposits which are highly liquid. The Company considers highly liquid investments that are readily convertible to known amounts of cash and with original maturities from the date of purchase of three months or less to be cash equivalents. All cash and cash equivalents are unrestricted as to withdrawal and use.

Restricted cash

(g) Restricted cash

Restricted cash represents (a) the cash frozen relating to a court order; (b) the deposits held in designated bank accounts as security for the repayment of notes payable. The restricted cash attributable to the court order primarily resulted from a contract dispute. As of December 31, 2024 and December 31, 2023, the restricted cash amounted to approximately US$63,856 and US$1.38 million, respectively.

The restricted cash is presented separately on the consolidated balance sheets as follows:

	December 31, 2024	December 31, 2023
	US$’000	US$’000

Frozen amount	64	1,378
Total restricted cash	64	1,378

Current expected credit losses

(h) Current expected credit losses

Since January 1, 2023, the Company has adopted Accounting Standards Update No. 2016-13, “Financial Instruments - Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments” (“ASU 2016-13”), using the modified retrospective transition method.

The Company’s accounts and notes receivable, amounts due from related parties and other current assets are within the scope of ASC Topic 326. In establishing the required allowance, management considers historical losses adjusted to take into account current market conditions and the Company’s customers’ financial condition, the amount of receivables in dispute, and the current receivables aging and current payment patterns.

The Company estimates an allowance for credit losses for the anticipation of future economic condition and credit risk indicators of customers. After all attempts to collect a receivable have failed, the receivable is written off against the allowance. In the event the Company recovers amounts previously reserved for, the Company will reduce the specific allowance for credit losses. The cumulative effect from the adoption as of January 1, 2023 was immaterial to the consolidated financial statements.

The following table summarizes the activity in the allowance for expected credit loss for the year ended December 31, 2024 and 2023, respectively.

For the year ended
December 31, 2024
US$’000

Balance as of January 1, 2024	129
Current period provision	-
Reversal	(23)
Write-offs	-
Balance as of December 31, 2024	106

For the year ended
December 31, 2023
US$’000

Balance as of December 31, 2022	-
Adoption of ASC Topic 326	73
Balance as of January 1, 2023	73
Current period provision	56
Write-offs	-
Balance as of December 31, 2023	129

Inventory

(i) Inventory

Inventories are stated at the lower of cost or net realizable value. Cost is calculated on the weighted average basis and includes all costs to acquire and other costs to bring the inventories to their present location and condition. The Company records inventory write-downs for excess or obsolete inventories based upon assumptions on current and future demand forecasts. If the inventory on hand is in excess of future demand forecast, the excess amounts are written off. The Company also reviews inventory to determine whether its carrying value exceeds the net amount realizable upon the ultimate sale of the inventory. This requires the determination of the estimated selling price of the vehicles less the estimated cost to convert inventory on hand into a finished product. Once inventory is written-down, a new, lower-cost basis for that inventory is established and subsequent changes in facts and circumstances do not result in the restoration or increase in that newly established cost basis.

Property, plant and equipment, net

(j) Property, plant and equipment, net

Property, plant and equipment are stated at cost less accumulated depreciation and impairment loss, if any. Property, plant and equipment are depreciated primarily using the straight-line method over the estimated useful life of the asset. Salvage value rates range from 0% to 5% based on the economic value of the property, plant and equipment at the end of the estimated useful lives as a percentage of the original cost.

Estimated useful lives

Buildings	20 years
Machinery and equipment	3 to 25 years
Vehicles	4 to 5 years
Computer and electronic equipment	2 to 5 years
Mold and tooling	1 to 13 years
Other logistic equipment	3 to 5 years

The cost of maintenance and repairs is expensed as incurred, whereas the cost of renewals and betterment that extends the useful lives of property, plant and equipment is capitalized as additions to the related assets.

Construction in progress represents property, plant and equipment under construction and pending installation and is stated at cost less accumulated impairment losses, if any. Completed assets are transferred to their respective asset classes and depreciation begins when an asset is ready for its intended use. Interest expense on outstanding debt is capitalized during the period of significant capital asset construction. Capitalized interest expense on construction-in-progress is included within property, plant and equipment and is amortized over the life of the related assets.

The gain or loss on the disposal of property, plant and equipment is the difference between the net sales proceeds and the carrying amount of the relevant assets and is recognized in the consolidated statement of comprehensive loss. The gain on the disposal of property was approximately US$138,318, US$287,338 and US$13,166 for the years ended December 31, 2024, 2023 and 2022, respectively.

Intangible assets, net

(k) Intangible assets, net

Intangible assets mainly consist of computer software, patent, trademark and manufacturing license. Intangible assets with finite lives are carried at acquisition cost less accumulated amortization and impairment, if any. Finite lived intangible assets are tested for impairment if impairment indicators arise.

Amortization of intangible assets with finite lives are computed using the straight-line method over the estimated useful lives as below:

Estimated useful lives

Patent	5 to 10 years
Computer software	2 to 10 years

The estimated useful lives of intangible assets with finite lives are reassessed if circumstances occur that indicate the original estimated useful lives have changed.

Intangible assets that have indefinite useful life are automotive manufacturing license and trademark as of December 31, 2024 and December 31, 2023. The Company evaluates indefinite-lived intangible assets each reporting period to determine whether events and circumstances continue to support indefinite useful lives. The value of indefinite-lived intangible assets is not amortized, but tested for impairment annually or whenever events or changes in circumstances indicate that the carrying value of the assets may not be recoverable. As such, no impairment of indefinite-lived intangible assets was recognized for the years ended December 31, 2024 and 2023.

Land use rights, net

(l) Land use rights, net

Land use rights represent lease prepayments to local government authorities. Upon the adoption of ASC 842, Leases, on January 1, 2022, land use rights, net were identified as operating lease right-of-use assets, which is separately disclosed as “Land use rights” in the Company’s consolidated balance sheets. Land use rights are recorded at cost less accumulated amortization, amortization has been provided on a straight-line basis over 50 years and 40 years, the life of the land use rights.

Long-term investments

(m) Long-term investments

Long-term investments consist of an investment in Jilin FAW Baosteel Auto Steel Parts Co., Ltd. (“Baosteel”) amounting to approximately US$3.25 million and US$3.70 million as of as of December 31, 2024 and December 31, 2023, respectively. The Company held an approximately 30% equity interest in Baosteel as of December 31, 2024 and December 31, 2023.

The Company uses the equity method of accounting for its investment in, and earning or loss of, the companies that it does not control but over which it has ability to exercise significant influence in accordance with ASC topic 323, Investment—Equity Method and Joint Ventures (“ASC 323”). Under the equity method, the Company initially records its investment at cost and is included in the long-term investments on the consolidated balance sheets. The Company subsequently adjusts the carrying amount of the investment to recognize the Company’s proportionate share of each equity investee’s net income or loss into earnings after the date of investment. If an equity investment no longer qualifies to be accounted for under the equity method, the investment’s initial basis for which subsequent changes in value are measured should be the previous carrying amount of the investment.

The Company periodically reviews its equity investments for impairment. Under the equity method of accounting, an impairment loss would be recorded whenever the fair value of an equity investment is determined to be below its carrying value. The Company considers whether the fair value of its equity method investment has declined below its carrying value whenever adverse events or changes in circumstances indicate that recorded value may not be recoverable. An impairment charge would be recorded when the decline in value is determined to be other-than-temporary. There was no impairment loss of long-term investments during the years ended December 31, 2024, 2023 and 2022.

Goodwill

(n) Goodwill

Goodwill is initially measured at cost, being the excess of the aggregate of the consideration transferred, the amount recognized for non-controlling interests and any fair value of the Company’s previously held equity interests in the acquiree over the identifiable net assets acquired and liabilities assumed. If the sum of this consideration and other items is lower than the fair value of the net assets acquired, the difference is, after reassessment, recognized in profit or loss as a gain on bargain purchase.

The Company adopted Accounting Standards Update (“ASU”) 2017-04, Intangible – Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment. After adopting this guidance, the Company performs the quantitative impairment test by comparing the fair value of each reporting unit to its carrying amount, including goodwill. If the fair value of the reporting unit exceeds its carrying amount, goodwill is not considered to be impaired. If the carrying amount of a reporting unit exceeds its fair value, the amount by which the carrying amount exceeds the reporting unit’s fair value is recognized as impairment. Application of a goodwill impairment test requires significant management judgment, including the identification of reporting units, allocation of assets, liabilities and goodwill to reporting units, and determination of the fair value of each reporting unit.

Impairment of long-lived assets

(o) Impairment of long-lived assets

Long-lived assets are evaluated for impairment whenever events or changes in circumstances (such as a significant adverse change to market conditions that will affect the future use of the assets) indicate that the carrying amount may not be fully recoverable or that the useful life is shorter than the Company had originally estimated. When these events occur, the Company first determines the unit of account for testing the long-lived assets, and then identifies the indicators of impairment. When indicators of impairment at present, the Company must then proceed to the recoverability test. The recoverability test evaluates the impairment by comparing carrying value of the assets to an estimate of future undiscounted cash flows expected to be generated from the use of the assets and their eventual disposition. If the sum of the expected future undiscounted cash flows is less than the carrying value of the assets, the Company recognizes an impairment loss based on the excess of the carrying value of the assets over the fair value of the assets. Fair value is determined using anticipated cash flows discounted at a rate commensurate with the risk involved.

Warranties

(p) Warranties

The Company provides a manufacturer’s standard warranty on all vehicles sold. The Company accrues a warranty reserve for the vehicles sold by the Company, which includes the Company’s best estimate of the projected costs to repair or replace items under warranties and recalls when identified. These estimates are based on actual claims incurred to date and an estimate of the nature, frequency and costs of future claims. Changes to the Company’s historical or projected warranty experience may cause material changes to the warranty reserve in the future. The portion of the warranty reserve expected to be incurred within the next 12 months is included within accruals and other liabilities, while the remaining balance is included within other non-current liabilities on the consolidated balance sheets. Warranty expense is recorded as a component of cost of sales in the consolidated statements of operations. The Company reevaluates the adequacy of the warranty accrual on a regular basis.

The Company considers the standard warranty is not providing incremental service to customers rather an assurance to the quality of the vehicle, and therefore is not a separate performance obligation and should be accounted for in accordance with ASC 460, Guarantees.

Accrued warranty is included in other liabilities and the movement of accrued warranty is as following:

	December 31, 2024	December 31, 2023	December 31, 2022
	US$’000	US$’000	US$’000

Accrued warranty - beginning of year	204	319	290
Warranty costs incurred	(96)	(106)	(89)
Provision for warranty	-	-	86
Translation adjustment	(4)	(9)	32
Accrued warranty - end of year	104	204	319

Revenue recognition

(q) Revenue recognition

Revenue is recognized when or as the control of the goods or services is transferred upon delivery to customers. Depending on the terms of the contract and the laws that apply to the contract, control of the goods and services may be transferred over time or at a point in time. Control of the goods and services is transferred over time if our performance:

●	provides all of the benefits received and consumed simultaneously by the customer;

●	creates and enhances an asset that the customer controls as the Company performs; or

●	does not create an asset with an alternative use to the Company and the Company has an enforceable right to payment for performance completed to date.

If control of the goods and services transfers over time, revenue is recognized over the period of the contract by reference to the progress towards complete satisfaction of the performance obligation. Otherwise, revenue is recognized at a point in time when the customer obtains control of goods and services.

Contracts with customers may include multiple performance obligations. For such arrangements, the Company allocates overall contract price to each distinct performance obligation based on its relative standalone selling price in accordance with ASC 606, Revenue from Contracts with Customers. The Company generally determines standalone selling prices for each individual distinct performance obligation identified based on the prices charged to customers. If the standalone selling price is not directly observable, it is estimated using expected cost plus a margin or adjusted market assessment approach, depending on the availability of observable information, the data utilized, and considering the pricing policies and practices in making pricing decisions. Assumptions and estimations have been made in estimating the relative selling price of each distinct performance obligation, and changes in judgments on these assumptions and estimates may affect the revenue recognition. The discount provided in the contract is allocated by the Company to all performance obligations as conditions under ASC 606-10-32-37 are not met.

For new Master Service Agreements (“MSA”) or for purchase orders (“PO”) from new customers, a credit check is required, which establishes collectability of the considerations to which the Company expects to be entitled. Management also has controls in place for the review of credit limits with existing customers. Other considerations in determining collectability include the customer’s payment history, prior or existing customer disputes, if any, and market conditions.

When either party to a contract has performed the obligation, the Company presents the contract in the consolidated balance sheets as a contract asset or a contract liability, depending on the relationship between the entity’s performance and the customer’s payment.

A receivable is recorded when the Company has an unconditional right to consideration. A right to consideration is unconditional if only the passage of time is required before payment of that consideration is due.

If a customer pays consideration or the Company has a right to an amount of consideration that is unconditional, before the Company transfers a good or service to the customer, the Company presents the contract liability when the payment is made or a receivable is recorded, whichever is earlier. A contract liability is the Company’s obligation to transfer goods or services to a customer for which the Company has received consideration, or an amount of consideration is due, from the customer. The Company’s contract liabilities primarily result from the performance obligation identified in the vehicle sales contract, which is recorded as deferred revenue and revenue will be recognized when future goods or services are transferred. Besides, amounts received on behalf of third parties are recorded as other current liabilities.

Vehicle Sales

Vehicle sales revenue includes revenues related to deliveries of new vehicles under the definition of a performance obligation under ASC 606. The Company recognizes revenue on vehicle sales upon delivery to the customer, which is when the control of a vehicle transfers. For the obligations related to vehicle sales, the Company estimates the standalone selling price by considering costs used to develop and deliver the service, third-party pricing of similar options and other information that may be available.

The Company provides a manufacturer’s limited warranty on all new vehicles sold to customers, ensuring that the vehicles comply with agreed-upon specifications. As the manufacturer’s limited warranty is not separately sold to the customers, the Company does not consider the warranty as a separate performance obligation under the ASC 606-10-55-31.

Sales of vehicle parts and accessories

The Company recognizes revenue upon transfer of control to the customer which occurs at a point in time. When the Company performs shipping and handling activities after the transfer of control to the customer, they are considered as fulfillment activities, and accordingly, the costs are accrued for when the related revenue is recognized.

Practical expedients and exemptions

The Company follows the guidance on immaterial promises when identifying performance obligations in the vehicle sales contracts and concludes that labor related to assurance-type warranties is not a performance obligation considering this service is value-added service to enhance customer experience rather than critical items for vehicle driving and forecasted that usage of this service will be very limited. The Company also performs an estimation on the stand-alone fair value of the promise applying a cost-plus margin approach and concludes that the standalone fair value of the service is insignificant, if it represents less than 5% of vehicle gross selling price and aggregate fair value of each individual promise.

Revenue consists of the following:

	For the year ended
	December 31, 2024		December 31, 2023		December 31, 2022
	US$’000		US$’000		US$’000
	Related Parties	Third Parties	Related Parties	Third Parties	Related Parties	Third Parties

Vehicle sales	$63	$6,333	$713	$6,967	$3,722	$7,908
Sales of vehicle parts and accessories	$471	$47	$1,690	$113	$3,086	$145
Others	$-	$1	$-	$-	$100	$-
Total revenues	$534	$6,381	$2,403	$7,080	$6,908	$8,053

All of the property and equipment of the Company is physically located in the PRC. The geographical location of the Company’s customers spans the PRC, Latin America, Oceania and Europe. All of the Company’s revenue is derived from operations in the PRC for the year ended December 31, 2024, 2023 and 2022.

Cost of revenues

(r) Cost of revenues

Cost of revenue includes direct parts, material, labor cost and manufacturing overhead (including depreciation of assets associated with the production) and reserves for estimated warranty cost. Cost of revenue also includes charges to write-down the carrying value of the inventories when it exceeds its estimated net realizable value and to provide for on-hand inventories that are either obsolete or in excess of forecasted demand.

Cost of revenues – idle capacity

(s) Cost of revenues – idle capacity

Idle capacity consists of production-related costs in excess of charges allocated to the Company’s finished goods in production. The costs include direct and indirect labor, production supplies, repairs and maintenance, rent, utilities, insurance and property taxes. The costs allocated to the Company’s finished goods are determined on a daily basis which is lower than the actual costs incurred. Costs in excess of production allocations are expensed in the period incurred rather than added to the cost of finished goods produced. Idle capacity expenses amounted to US$16.16 million, US$26.95 million and US$34.00 million for the years ended December 31, 2024, 2023 and 2022, respectively.

Research and development expenses

(t) Research and development expenses

All costs associated with research and development (“R&D”) are expensed as incurred. R&D expenses consist primarily of employee compensation for those employees engaged in R&D activities, design and development expenses with new technology, materials and supplies and other R&D related expenses. For the years ended December 31, 2024, 2023 and 2022, R&D expenses were US$1.48 million, US$8.40 million and US$13.77 million, respectively.

Selling, general and administrative expenses

(u) Selling, general and administrative expenses

Selling expenses consist primarily of employee compensation and transportation cost. For the years ended December 31, 2024, 2023 and 2022, total selling expenses were US$1.51 million, US$1.59 million and US$2.01 million, respectively.

General and administrative expenses consist primarily of employee compensation for employees involved in general corporate functions and those not specifically dedicated to R&D activities, share-based compensation, depreciation and amortization expenses, legal, and other professional services fees, lease and other general corporate related expenses. For the years ended December 31, 2024, 2023 and 2022, general and administrative expenses were US$29.35 million, US$45.69 million and US$63.31 million, respectively.

Employee benefits

(v) Employee benefits

Full-time employees of the Company in the PRC participate in a government mandated defined contribution plan, pursuant to which certain pension benefits, work-related injury benefits, maternity insurance, medical care, employee housing fund and other welfare benefits are provided to the employees. Chinese labor regulations require that the PRC subsidiaries of the Company make contributions to the government for these benefits based on certain percentages of the employees’ salaries, up to a maximum amount specified by the local government. The PRC government is responsible for the medical benefits and the pension liability to be paid to these employees and the Company’s obligations are limited to the amounts contributed and there is no legal obligation beyond the contributions made. The total amounts of such employee benefit expenses, which were expensed as incurred, were approximately US$4.20 million, US$5.12 million and US$5.82 million for the years ended December 31, 2024, 2023 and 2022, respectively.

Government grants

(w) Government grants

The Company’s PRC based subsidiaries received subsidies from certain local governments. The Company’s government subsidies consist of subsidies which are provided by the local governments for a specific purpose, such as land fulfillment costs and production and capacity subsidies related to the manufacturing plant construction. The Company recognizes government subsidies as non-current liabilities until there is reasonable assurance that the Company will comply with conditions attaching to them and the grants will be received. Hence, the Company recorded specific subsidies as other non-current liabilities when received and the specific subsidies are recognized as other income at each stage when the Company is entitled to the amount or the required performance is met. The Company currently recognizes government subsidies 1) using a systematic basis over the periods in which the Company recognizes the related expenses or losses that the grants are intended to compensate and 2) when the grant is received if it compensates for expenses or losses already incurred. For the year ended December 31, 2024, 2023 and 2022, the Company recognized subsidies of approximately US$2.99 million, US$3.75 million and US$19.47 million, respectively. There is no guarantee that the Company will continue to receive such subsidies in the future.

See below for the nature of each government subsidy received and the related accounting treatment:

For the year ended December 31, 2024
No.	US$’000	Type of Subsidies	Accounting Treatment

1	2,412	Subsidies compensating for expenses or losses	The government subsidy is recognized as government grant income when the amounts are received and conditions are met.
2	578	Subsidies related to fixed assets	The Company recorded subsidies as other liabilities when received and recognized government subsidies as government grant income over the depreciable lives of the related fixed assets for which the subsidies are intended to compensate.
TOTAL	2,990

For the year ended December 31, 2023
No.	US$’000	Type of Subsidies	Accounting Treatment

1	3,270	Subsidies compensating for expenses or losses	The government subsidy is recognized as government grant income when the amounts are received and conditions are met.
2	478	Subsidies related to fixed assets	The Company recorded subsidies as other liabilities when received and recognized government subsidies as government grant income over the depreciable lives of the related fixed assets for which the subsidies are intended to compensate.
TOTAL	3,748

For the year ended December 31, 2022
No.	US$’000	Type of Subsidies	Accounting Treatment

1	18,843	Subsidies compensating for expenses or losses	The government subsidy is recognized as government grant income when the amounts are received and conditions are met.
2	624	Subsidies related to fixed assets	The Company recorded subsidies as other liabilities when received and recognized government subsidies as government grant income over the depreciable lives of the related fixed assets for which the subsidies are intended to compensate.
TOTAL	19,467

Income taxes

(x) Income taxes

Current income taxes are recorded in accordance with the regulations of the relevant tax jurisdiction. The Company accounts for income taxes under the asset and liability method in accordance with ASC 740, Income Tax. Under this method, deferred tax assets and liabilities are recognized for the tax consequences attributable to differences between carrying amounts of existing assets and liabilities in the consolidated financial statements and their respective tax basis, and operating loss carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred taxes of a change in tax rates is recognized in the consolidated statements of operations in the period of change. Valuation allowances are established when necessary to reduce the amount of deferred tax assets if it is considered more likely than not that amount of the deferred tax assets will not be realized.

Uncertain tax positions

An uncertain tax position is recognized as a benefit only if it is “more likely than not” that the tax position would be sustained in a tax examination, with a tax examination being presumed to occur. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded. Penalties and interest incurred related to underpayment of income tax are classified as income tax expense in the period incurred. Interest and penalties related to uncertain tax positions, if any, are recorded under accrued expenses and other current liabilities on its consolidated balance sheets and under other expenses in its consolidated statements of operations. As of December 31, 2024 and December 31, 2023, the Company did not have any significant unrecognized uncertain tax positions. The Company did not accrue any liability, interest or penalties related to uncertain tax positions in its provision for income taxes line of its consolidated statements of income for the financial years ended December 31, 2024 and 2023, respectively.

Warrants

(y) Warrants

The Company classifies as equity any contracts that (i) require physical settlement or net-share settlement or (ii) gives the Company a choice of net-cash settlement or settlement in its own shares. The Company classifies as liabilities any contracts that (i) require net-cash settlement (including a requirement to net-cash settle the contract if an event occurs and if that event is outside the control of the Company) or (ii) gives the counterparty a choice of net-cash settlement or settlement in shares.

The Company accounts for its currently outstanding warrants in conjunction with the Company’s ordinary shares in equity. These warrants are indexed to the Company’s shares and meet the requirements of equity classification as prescribed under ASC 815-40. Warrants classified as equity are initially measured at fair value, and subsequent changes in fair value are not recognized so long as the warrants continue to be classified as equity.

The details for the outstanding warrants are disclosed in Note 20(a).

Value-added tax	(z) Value-added tax The Company is subject to statutory value-added tax (“VAT”) of 13%, 6%, 9% for revenue from sales of vehicles and spare parts, and other services, respectively, in PRC.
Statutory reserves

(aa) Statutory reserves

The Company’s subsidiaries established in the PRC are required to make appropriations to certain non-distributable reserve funds.

In accordance with the laws applicable to PRC’s Foreign Investment Enterprises, the Company’s subsidiaries registered as wholly-owned foreign enterprises have to make appropriations from their after-tax profits (as determined under the Accounting Standards for Business Enterprises as promulgated by the Ministry of Finance of the People’s Republic of China (“PRC GAAP”) to reserve funds including the general reserve fund, and staff bonus and welfare fund. The appropriation to the general reserve fund must be at least 10% of the after-tax profits calculated in accordance with PRC GAAP. Appropriation is not required if the reserve fund has reached 50% of the registered capital of the Company. Appropriation to the staff bonus and welfare fund is at the Company’s discretion.

The use of the general reserve fund, statutory surplus fund and discretionary surplus fund is restricted to the offsetting of losses or increasing capital of the respective company. The staff bonus and welfare fund is a liability in nature and is restricted to fund payments of special bonuses to staff and for the collective welfare of employees. No reserves are allowed to be transferred to the Company in terms of cash dividends, loans or advances, nor can they be distributed except under liquidation.

Comprehensive income (loss)

(bb) Comprehensive income (loss)

The Company applies ASC 220, Comprehensive Income, with respect to reporting and presentation of comprehensive loss and its components in a full set of financial statements. Comprehensive loss is defined to include all changes in equity of the Company during a period arising from transactions and other events and circumstances except those resulting from investments by shareholders and distributions to shareholders. For the periods presented, the Company’s comprehensive loss includes net loss and other comprehensive loss, which primarily consists of the foreign currency translation adjustments and actuarial loss arising from changes in financial assumptions on the Company’s defined contribution plan that has been excluded from the determination of net loss.

Leases

(cc) Leases

Operating lease

The Company adopted ASC 842, Leases as of January 1, 2022 using modified retrospective transition approach. Upon adoption, the Company elected the package of practical expedients permitted under the transition guidance within the new standard, which allowed the Company to carry forward the historical determination of contracts as leases, lease classification and not reassess initial direct costs for historical lease arrangements. In addition, the Company also elected the practical expedient of using hindsight to apply consistently to all of the Company’s leases in determining the lease term and in assessing impairment of the Company’s right-of-use assets.

The Company includes a right-of-use asset and lease liability related to substantially all of the Company’s lease arrangements in the consolidated balance sheets. All of the Company’s leases are operating leases. As the existing operating leases are short-term leases, right-of-use assets and the corresponding lease liabilities were nil in the consolidated balance sheets as of December 31, 2024 and December 31, 2023.

The Company has elected not to present short-term leases on the consolidated balance sheets as these leases have a lease term of 12 months or less at commencement date of the lease and do not include options to purchase or renew that the Company is reasonably certain to exercise. The Company recognizes lease expenses for such short-term lease generally on a straight-line basis over the lease term. All other lease assets and lease liabilities are recognized based on the present value of lease payments over the lease term at commencement date. Because most of the Company’s leases do not provide an implicit rate of return, the Company uses the Company’s incremental borrowing rate based on the information available at adoption date or lease commencement date in determining the present value of lease payments.

The acquired land use right (Notes 2(l),10) represents lease prepayments to the local government authorities which is separately presented in the consolidated balance sheets. The Company determines whether the land use right agreement contains an operating lease. Land use rights are carried at cost less accumulated amortization and impairment losses.

Loss per share

(dd) Loss per share

Basic loss per share is computed by dividing net loss attributable to holders of ordinary shares by the weighted-average ordinary shares outstanding for the period. Potentially dilutive shares, which are based on the weighted-average ordinary shares underlying outstanding stock-based awards, warrants, or options using the treasury stock method or the if-converted method, if applicable, are included when calculating diluted net loss per share attributable to holders of ordinary shares when their effect is dilutive.

Since the Company has incurred losses for each of the years ended December 31, 2024, 2023 and 2022, the potential shares issuable related to outstanding warrants have been excluded from the calculation of diluted loss per share as the effect of such shares is anti-dilutive. Therefore, basic and diluted loss per share amounts are the same for each period presented.

Earnout/Contingent Value Rights

Pursuant to the BCA, 2,136,163 ordinary shares (valued as US$674 million of the Exchange Consideration based on the Redemption Price for purposes of the BCA) were issued to certain Chijet Inc. Sellers at the Closing (the “Earnout Shares”). Such shares were subject to vesting and potential surrender if they did not vest, with transfer restrictions during the vesting period. Any earnings on the Earnout Shares prior to vesting was to be set aside in escrow to satisfy the vesting criteria prescribed in the BCA relating to (i) consolidated gross revenue or (ii) closing price of the Company’s ordinary shares, and vested in three tranches consisting of 30% for 2023, 30% for 2024 and any unvested amount for 2025 as described as follows:

(i)	The first tranche (along with earnings thereon) were to (i) vest proportionately based on the consolidated gross revenues of Chijet Motor (including the period prior to the Closing) as set forth in Chijet Motor ‘s audited annual financial statements included in Form 20-F filed with the SEC for the calendar year ended December 31, 2023 (as adjusted for a fixed 6.5-to-1 RMB to U.S. dollar exchange rate) in excess of US$528 million, up to a maximum of 100% of the first tranche at US$801 million in consolidated gross revenues, or alternatively (ii) vest for 100% of the first tranche if the Chijet Motor ordinary shares on Nasdaq were at least US$390.00 per share (as equitably adjusted for share splits, share capitalizations, share consolidations, subdivisions, share dividends, reorganizations, recapitalizations and the like) for at least twenty (20) out of thirty (30) trading days, through and including the thirtieth (30th) trading day after the date on which Chijet Motor filed its annual report on Form 20-F with the SEC (such trading criteria being collectively the “Trading Criteria”), for the fiscal year ended December 31, 2023, and any shares in the tranche that do not so vest were surrendered to Chijet and cancelled.

(ii)	The second tranche (along with earnings thereon) will likewise either (i) vest proportionately based on the consolidated gross revenues of Chijet Motor (including the period prior to Closing) as set forth in Chijet Motor’s audited annual financial statements included in its Form 20-F filed with the SEC for the calendar year ended December 31, 2024 (as adjusted for a fixed 6.5-to-1 RMB to U.S. dollar exchange rate)in excess of US$870 million, up to a maximum of 100% of the second tranche at US$2,206 million in consolidated gross revenues, or alternatively (ii) vest for 100% of the second tranche based on meeting the Trading Criteria during the applicable period for the year ended December 31, 2024, and any shares in the tranche that do not so vest will be surrendered to Chijet and cancelled.

(iii)	Any remaining Earnout Shares (along with earnings thereon) not vested or surrendered in the first or second tranches are eligible either to (i) vest proportionately based on the consolidated gross revenues of Chijet Motor (including the period prior to Closing) as set forth in Chijet Motor’s audited annual financial statements included in Form 20-F for the calendar year ended December 31, 2025 (as adjusted for affixed 6.5-to-1 RMB to U.S. dollar exchange rate) in excess of US$1,616 million, up to a maximum of 100% of the final tranche at US$3,215 million in consolidated gross revenues, or alternatively (ii) vest for 100% of the final tranche based on meeting the Trading Criteria during the applicable period for the year ended December 31, 2025, and any shares in the tranche that do not so vest will be surrendered to Chijet (along with earnings thereon) and cancelled.

Any Earnout Shares and earnings thereon that are surrendered to Chijet will be promptly reissued and delivered by Chijet to the CVR rights agent on behalf of the holders of the CVRs, to be reissued pro rata among the holders of the CVRs.

The accounting for the Earnout Shares was first evaluated under ASC 718 to determine if the arrangement represents a share-based payment. Considering that the Earnout Shares were issued to the Chijet Inc. Sellers, and there are no service conditions nor any requirement of the participants to provide goods or services, the Company determined that the Earnout Shares are not within the scope of ASC 718. In reaching this conclusion, the Company focused on the fact that the Earnout Shares are not provided to any holder of options or unvested stock but rather the arrangement is provided only to vested equity holders.

Next, the Company determined that the Earnout Shares represent a freestanding equity-linked financial instrument to be evaluated under ASC 480. Based upon the analysis, the Company concluded that the Earnout Shares should not be classified as a liability under ASC 480.

The Company next considered the conditions in ASC 815-10-15-74 and ASC 815-40 and concluded that the Earnout Shares are not within the scope of ASC 815. Therefore, the Earnout Share arrangement is appropriately classified in equity. As the business combination was accounted for as a reverse recapitalization, the fair value of the Earnout Share arrangement as of the Closing Date was accounted for as an equity transaction. Therefore, contingent value rights did not give any effect in calculation of the earnings per share as of December 31, 2024 and 2023.

Assets and liabilities classified as held for sale

(ee) Assets and liabilities classified as held for sale

Assets and liabilities to be disposed of by sale (“disposal groups”) are classified as “held for sale” if their carrying amounts are principally expected to be recovered through a sale transaction rather than through continuing use. The classification occurs when the disposal group is available for immediate sale and the sale is probable. These criteria are generally met when management has committed to a plan to sell the assets within one year. Disposal groups are measured at the lower of carrying amount or fair value less costs to sell, and long-lived assets included within the disposal group are not depreciated or amortized. The fair value of a disposal group, less any costs to sell, is assessed during each reporting period it remains classified as held for sale, and any remeasurement to the lower of carrying value or fair value less costs to sell is reported as an adjustment to the carrying value of the disposal group. When the net realizable value of a disposal group increases during a period, a gain can be recognized to the extent that it does not increase the value of the disposal group beyond its original carrying value when the disposal group was reclassified as held for sale. Disposal groups are disposed or meet the criteria to be classified as held for sale should be reported in discontinued operations if the disposal represents a strategic shift that has a major effect on an entity’s operations and financial results.